UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23687

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building—Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building—Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 - June 30, 2023

Item 1. Reports to Stockholders.

(a)    The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

                                        U.S. MONTHLY INCOME FUND

                                        FOR PUERTO RICO RESIDENTS, INC.

2023

              SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from January 1, 2023, to June 30, 2023.

During the six-month period the pace of Federal Reserve Board (the “Fed”) tightening slowed. The Fed increased the Fed Funds rate a total of 0.75% during the period, increasing the target rate from a range of 4.25% - 4.50% at the beginning of the period to 5.00% - 5.25% at the end of the period.

Financial conditions changed during March 2023. In the U.S., three regional banks failed and in Europe, the Swiss National Bank oversaw the takeover of Credit Suisse by UBS. In response, the Fed created a Bank Term Funding Program to allow banks to meet their funding needs and strengthen confidence in the banking sector. In a statement following its March 2023 meeting, the Fed indicated these developments would likely result in tighter credit conditions. At the March meeting the Fed Funds rate was increased 0.25% to a range of 4.75% - 5.00%.

The Fed increased the Fed Funds rate by another 0.25% in May 2023, however, it decided to pause the rate hikes at its June meeting leaving the Fed Funds rate at 5.00% - 5.25%. Nevertheless, it signaled a continued monitoring of inflation and the need for further tightening during the remainder of the year. Although the debate amongst participants is whether there will be two more hikes during the remainder of the year.

After weeks of tense negotiations, the White House and Congress agreed to legislation to increase the debt ceiling through December 2024. The yield curve inverted another 0.50% during the period. The yield of the two-year note increased 0.47% to 4.90% while the yield of the ten-year note decreased 0.03% to 3.84% as of June 30, 2023, resulting in the yield curve being inverted 1.06% versus 0.56% at the beginning of the period. Volatility is high and conditions can change rapidly.

The Russia-Ukraine war remains at a standstill. Vladimir Putin survived a rebellion by the Wagner Group, and Ukraine launched a counter offensive but there has been very little movement on the battlefield. Risks remain elevated.

The combination of persistent higher inflation, an inverted yield curve, increased risks of a recession in the U.S., and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

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Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. The Fund’s offering of securities are registered under the Securities Act of 1933, as amended (the “33 Act”).

Effective as of April 1, 2022, the Fund began issuing Class P Shares. Class P Shares and Class A Shares are invested in the same portfolio of securities and performance will differ only to the extent that Class P Shares and Class A Shares have different expenses.

FUND PERFORMANCE

During the period from January 1, 2023 to June 30, 2023, the Fund experienced a total return of 6.58% for Class A Shares and 6.54% for Class P Shares versus 4.46% for the Bloomberg Barclays Build America Bonds (l21268 Index) and 4.37% for the International Exchange Bank of America Build America Bond Index. Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

For the period from January 1, 2023 to June 30, 2023, the dividend yield computed over net asset value (“NAV”) at period-end for Class A Shares and Class P Shares were 1.61% and 1.61%, respectively. The dividend yield for both shares is not annualized.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of income earned. All the dividends paid for both shares of classes were from current net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 of the Semi-Annual Financial Statements for a reconciliation of book and tax income and undistributed net investment income.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the Fund’s Investment Adviser and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the Fund’s sub-investment adviser and manages the U.S. municipal securities portion. Both advisers consider numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Some of the securities in which the Fund has invested have call dates prior

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to maturity. Others are non-callable or have make-whole call provisions. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying collateral.

The majority of the securities owned by the Fund are long-dated U.S. municipal securities. The maturities of the Fund’s portfolio securities are included in the Schedule of Investments which forms part of the accompanying semi-annual financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of June 30, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The Puerto Rico investment portfolio is allocated between a corporate bond issued by Autopistas Metropolitanas (“Metropistas”) and MBS collateralized with Puerto Rico mortgages and issued and guaranteed by U.S. Agencies. The Metropistas bond increased in value approximately 10% during the period. The balance of the MBS decreased from the repayment on the underlying mortgages. The valuation remained approximately the same as the yield of the ten-year note only fluctuated by 0.03%

The U.S. portfolio is invested in Build America and Taxable Municipal bonds. Many of these long-dated bonds have make-whole call provisions; the rest have call protections ranging from 2022 to 2030. The valuation of the U.S municipal portfolio increased in value approximately 4.5% as municipal bonds performed better than treasuries during the period.

The duration of the portfolio is managed with Ultra Long U.S. Treasury Bond futures contracts. At period-end, the Fund had 17 contracts expiring in September 2023 with a notional amount of approximately $2.3 million. Fund leverage decreased approximately $9.5 million.

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At June 30, 2023, the NAV for Class A Shares was $9.47, up $0.44 from $9.03 at the beginning of the period. The increase is mostly attributable to the increase in the valuation of the portfolio. The NAV of the Class P Shares increased $0.41 from $8.48 at the beginning of the period to $8.89 at the end of the period. The increase was also mostly attributable to an increase in the valuation of the portfolio.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
Corporate	11.48%
Mortgage-Backed Securities	6.24%	Puerto Rico	17.72%
Transportation Bonds	24.39%	U.S.	82.28%

Utilities Bonds	12.92%	Total	100.00%
Dedicated Tax Bonds	14.31%
Healthcare Bonds	6.51%
Educational Bonds	6.54%
Other	17.61%

Total	100.00%

The following table shows the ratings of the Fund’s portfolio securities as of June 30, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent
AAA	8.29%
AA	51.65%
A	21.03%
BBB	19.03%

Total	100.00%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund has a $35 million line of credit with Societe Generale, a French multinational banking and financial services company. Societe Generale has obtained a security interest on the pledged collateral that consists of U.S. municipal bonds. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates.

As of June 30, 2023, the Fund had the following leverage outstanding:

Borrowings under the Line of Credit	$12,800,000
Leverage Ratio	14.3%

Refer to Note 6 of the Semi-Annual Financial Statements for further details on the line of credit during the period. The leverage of the Fund decreased $9,500,000 during the period.

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LIQUIDITY PROGRAM

LIQUIDITY RISK MANAGEMENT PROGRAM

The U.S. Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (the “Board”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on August 25, 2023, the Liquidity Risk Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from April 1, 2023, through June 30, 2023, and stated the following:

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•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

8

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS
			Class A Units

			For the period from January 1, 2023 to June 30, 2023 (Unaudited)	For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$9.03	$11.90	$12.20
Operating		Net investment income	0.16	0.37	0.43
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) from investments	0.43	(2.83)	(0.26)
		Total from investment operations	0.59	(2.46)	0.17
		Less: Dividends from net investment income to common shareholders	(0.15)	(0.41)	(0.47)
		Net asset value applicable to common stock, end of period	$9.47	$9.03	$11.90

Total
Investment		Based on net asset value per share *	6.58%	(20.98% )	1.44%
Return: (b)

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	2.38%	2.19%	1.86%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.08%	2.71%	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.96%	1.93%	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.12%	0.78%	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.31%	3.68%	3.59%

Supplemental Data:		Net assets, end of period (in thousands)	$58,963	$58,732	$86,535
	(f)	Portfolio turnover	2.75%	12.28%	8.18%

	(f)	Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	2.75%	7.77%	8.18%

*	Total investment return excludes the effects of sales loads.

(a)	Based on average outstanding shares of 6,373,951; 6,862,291 and 7,395,457 for the period from January 1, 2023 to June 30, 2023 and for the fiscal years ended December 31, 2022, and December 31, 2021, respectively.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date. Investment return is not annualized for the period from January 1, 2023 to June 30, 2023.

(c)

Based on average net assets of $60,435,504, $68,273,291, and $88,329,255 for the period from January 1, 2023 to June 30, 2023 and for the fiscal years ended December 31, 2022, and December 31, 2021, respectively. Ratios for the period from January 1, 2023 to December 31, 2023 were annualized using a 365 day base.

(d)	Expenses include both operating and leverage related expenses.

(e)	The effect of the expenses waived for the period from January 1, 2023 to June 30, 2023 and for the fiscal years ended December 31, 2022, and December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.70%, 0.52%, and 0.61%, respectively.
(f)	Portfolio turnover is not annualized for the period from January 1, 2023 to June 30, 2023.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS			(continued)
			Class P Units
			For the period from January 1, 2023 to December 31, 2023 (Unaudited)	For the period from April 1, 2022* to December 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$8.48	$10.00
Operating		Net investment income	0.15	0.25
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) from investments	0.40	(1.56)
		Total from investment operations	0.55	(1.31)
		Less: Dividends from net investment income to common shareholders	(0.14)	(0.21)
		Net asset value applicable to common stock, end of period	$8.89	$8.48

Total
Investment		Based on net asset value per share **	6.54%	(13.10% )
Return: (b)

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	2.38%	1.76%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.12%	2.18%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.78%	1.42%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.34%	0.76%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.31%	2.77%

Supplemental Data:		Net assets, end of period (in thousands)	$17,494	$16,230
	(f)	Portfolio turnover	2.75%	12.28%

	(f)	Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	2.75%	7.77%

	*	Effective on April 1, 2022 the Fund began offering Class P shares.

	**	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 1,931,166, and 1,707,047 for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022, respectively.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date. Investment return is not annualized for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022.

	(c)	Based on average net assets of $17,205,326 and $15,101,684 for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022, respectively. Ratios for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022 were not annualized.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.74% and 0.42%, respectively.

	(f)	Portfolio turnover is not annualized for the period from January 1, 2023 to June 30, 2023, and for the period from April 1, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2023	(Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico Taxable Obligations - 13.18% of net assets applicable to common shareholders, total cost of $9,918,000

$ 9,918,000	A	Autopistas Metropolitanas de Puerto Rico, 144A security	6.75%	06/30/35	$10,075,607

Puerto Rico FNMA Taxable - 7.16% of net assets applicable to common shareholders, total cost of $5,904,250
$ 691,087		FNMA Pool AP1207	3.50%	02/01/43	$647,021
1,305,947		FNMA Pool AR5155	3.50%	04/01/43	1,220,069
1,216,976		FNMA Pool AV7070	3.00%	06/01/45	1,097,018
179,522		FNMA Pool 850032	5.50%	05/01/36	182,469
2,498,998		FNMA Pool AR5162	3.50%	05/01/43	2,329,158

$ 5,892,530	B				$5,475,735

US Municipals - 93.09% of net assets applicable to common shareholders, total cost of $79,192,985
$ 630,000	C E D	Alameda County Joint Powers Authority	7.05%	12/01/44	$773,726
1,000,000	C	Atlanta & Fulton County Recreation Authority	5.10%	12/01/47	1,012,548
1,000,000	C E	Bay Area Toll Authority	7.04%	04/01/50	1,283,651
700,000	E	California State General Obligation	7.55%	04/01/39	881,862
1,000,000	E D	California State General Obligation	7.63%	03/01/40	1,256,989
1,000,000	E	California State General Obligation	7.35%	11/01/39	1,216,438
1,000,000	C D	California Statewide Communities Development Authority	4.82%	08/01/45	800,554
1,705,000	C E D	Chicago O’Hare International Airport	6.40%	01/01/40	1,950,598
1,000,000	C E	Chicago O’Hare International Airport	4.57%	01/01/54	953,798
750,000	C E D	Chicago Transportation Authority	6.20%	12/01/40	822,270
250,000	C D	Chicago Transit Authority	3.91%	12/01/40	218,766
1,000,000	C E	Chicago Wastewater Transmission	6.90%	01/01/40	1,125,023
1,685,000	C E D	Colorado Bridge Enterprise	6.08%	12/01/40	1,837,821
1,000,000	C E D	Dallas Convention Center Hotel Development Corp.	7.09%	01/01/42	1,134,405
1,000,000	C D	Escambia County Health Facilities Authority	3.61%	08/15/40	783,438
1,000,000	C D	Golden State Tobacco	3.12%	06/01/38	777,607
1,500,000	C D	Idaho Health Facilities Authority	5.02%	03/01/48	1,387,061
1,000,000	C E D	Indianapolis Public Improvement Bond Bank	6.12%	01/15/40	1,052,936
250,000	D	Inglewood California Taxable Pension Obligation	4.35%	09/01/47	213,353
285,000	C D	Kentucky County Airport	4.69%	01/01/49	247,638
955,000	C E	Los Angeles California Department Airports	6.58%	05/15/39	1,058,006
660,000	C E	Los Angeles California Department of Water and Power	5.72%	07/01/39	708,851
315,000	C E D	Los Angeles County Public Works Financing Authority	7.62%	08/01/40	395,723
1,000,000	C	Louisiana Local Government Environmental Facilities	2.59%	02/01/43	701,616
1,000,000	C	Louisville & Jefferson County Metropolitan Sewer District	4.76%	05/15/42	886,004
1,865,000	C E D	Louisville & Jefferson County Metropolitan Sewer District	6.25%	05/15/43	2,137,333
375,000	C	Maryland Economic Development Corp.	4.13%	06/01/29	338,706
150,000	C	Maryland Economic Development Corp.	4.25%	06/01/31	132,181
500,000	C	Maryland Stadium Authority Bonds	3.71%	03/01/39	436,002
2,000,000	C E D	Metropolitan Transportation Authority	7.34%	11/15/39	2,486,624
1,120,000	C E D	Metropolitan Transportation Authority	6.81%	11/15/40	1,211,872
1,500,000	C D	Michigan State University	4.50%	08/15/48	1,356,261
2,203,000	C E	Municipal Electric Authority of Georgia	7.06%	04/01/57	2,330,598
1,490,000	C E	New Jersey Turnpike Authority	7.10%	01/01/41	1,815,190
600,000	C D	New Jersey State Education	3.84%	09/01/36	514,495
1,000,000	E D	New York General Obligations Bonds	5.99%	12/01/36	1,076,073
1,055,000	C	New York City Industrial Development Agency	6.03%	01/01/46	1,071,200
1,770,000	C E	New York City Transitional Finance Authority Building Aid Revenue	6.83%	07/15/40	2,016,028
955,000	C E	New York City Transitional Finance Authority	5.77%	08/01/36	1,003,308
1,000,000	C E	New York City Transitional Finance Authority	5.51%	08/01/37	1,040,328
1,000,000	C D	New York Dormitory Authority	4.95%	08/01/48	899,822
1,000,000	C	New York Transportation and Development Corp.	3.67%	07/01/30	901,903
1,620,000	C E D	New York Urban Development Corp.	5.77%	03/15/39	1,694,765
1,000,000	C	New York State Thruway Authority	3.50%	01/01/42	832,432
1,000,000	E	North Las Vegas General Obligation	6.57%	06/01/40	1,120,338
1,000,000	C E D	North Texas Tollway Authority	6.72%	01/01/49	1,241,463
1,000,000	C E D	Northern California Power Agency Bond	7.31%	06/01/40	1,171,283
500,000	C	Oklahoma State Development Finance Authority	5.45%	08/15/28	483,963
1,210,000	C E D	Pennsylvania Turnpike Commission	5.56%	12/01/49	1,296,320
1,250,000	C D	Port Authority of New York & New Jersey	5.65%	11/01/40	1,342,331
2,000,000	C	Port of Morrow	2.54%	09/01/40	1,489,794
1,200,000	C D	Port of Portland	4.06%	07/01/39	1,051,286
865,000	C E	Public Power Generation Agency Bond	7.24%	01/01/41	996,673
1,250,000	C E	Regional Transportation District	5.84%	11/01/50	1,419,200
1,815,000	C E D	Rutgers The State University of New Jersey	5.67%	05/01/40	1,918,488
1,160,000	C E D	Sacramento Municipal Utility District	6.16%	05/15/36	1,275,125
1,140,000	C	San Francisco City & County Redevelopment Agency	8.41%	08/01/39	1,442,489
750,000	C D	Spartanburg Regional Health Services District	4.23%	04/15/38	642,177
1,000,000	C	Spartanburg Regional Health Services District	3.55%	04/15/50	712,732
1,715,000	C D	Texas Private Activity Bond	3.92%	12/31/49	1,389,318
1,785,000	C E D	University of California	5.95%	05/15/45	1,946,494
1,070,000	C E D	Utah Transit Authority	5.94%	06/15/39	1,161,357
1,915,000	C E	Washington State Convention Center Public Facilities District	6.79%	07/01/40	2,096,837
240,000	C	Wisconsin Center District	4.17%	12/15/50	198,486

$ 68,753,000					$71,171,957

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2023	(Unaudited)

US Municipals Zero Coupon - 1.33% of net assets applicable to common shareholders, total cost of $923,043

$ 1,595,000	C	Alameda Corridor Transportation Authority	0.00%	10/01/31	$1,021,444

Total investments (114.76% of net assets)					$87,744,743
Other assets less liabilities (-14.76% of net assets)					(11,288,019)

Net assets applicable to common shareholders - 100%					$76,456,724

	Purchased	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)

Futures Contracts - total cost of $2,278,810

17 Contracts		Ultra Long Term U.S. Treasury Bond Futures	09/20/23	$ 2,316,782	$(37,972)

		The underlying notional amount at value of futures purchased is 3.03% of net assets applicable to common shareholders

A	Private Placement under rule 144A.

B

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

D	A portion or all of the security has been pledged as collateral for line of credit.

E	BABs - these securities are Build America Bonds (“BAB”), which are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on line of credit, at value, which has the right to be repledged (identified cost - $44,314,662)		$39,465,774
	Other securities, at value (identified cost - $51,623,616)		48,278,969

			87,744,743

	Cash		327,024
	Cash restricted for futures contracts		126,160
	Interest receivable		1,307,016
	Receivable for operating expenses to be reimbursed		197,433
	Prepaid expenses and other assets		39,479

	Total assets		89,741,855

Liabilities:	Line of credit		12,800,000
	Due to broker		17,531
	Variation margin payable		20,441
	Directors fees payable		9,377
	Payables:
	Interest expenses	2,144
	Investment advisory fees	36,893
	Administration fee	11,068	50,105

	Accrued expenses and other liabilities		387,677

	Total liabilities		13,285,131

Net Assets Applicable to Common Shareholders:			$76,456,724

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized)		$80,290,515
	Total Distributable Earnings (Accumulated Loss)		(3,833,791)

	Net assets applicable to common shareholders		$76,456,724

	Net assets per class:
	Class A units		$58,962,946
	Class P units		17,493,778

	Net assets applicable to common shareholders		$76,456,724

	Shares issued and outstanding at end of period:
	Class A units		6,228,277

	Class P units		1,966,714

	Net asset value per unit:
	Class A units		$9.47

	Class P units		$8.89

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Investment Income:	Interest	$2,193,751

Expenses:	Interest and leverage related expenses	450,495
	Investment advisory fees	350,251
	Administration fees	70,050
	Custodian fees	7,825
	Sub transfer agent fees	9,193
	Professional fees	182,976
	Directors’ fees and expenses	15,171
	Insurance expense	34,134
	Reporting fees	57,752
	Other	12,590

	Total expenses	1,190,437
	Waived investment advisory fees and reimbursable expenses*	(272,677)

	Net expenses after waived fees by investment adviser and reimbursable expenses	917,760

Net Investment Income:		1,275,991

Realized Gain (Loss) and	Net realized gain (loss) on investments	(1,325,348)
Unrealized Appreciation	Net realized gain (loss) on futures contracts	294,492
(Depreciation) on Investments	Change in unrealized appreciation (depreciation) on investments	5,042,738
and Future Contracts:	Change in unrealized appreciation (depreciation) on futures contracts	(380,879)

	Total net realized and unrealized gain (loss) on investments and futures contracts	3,631,003

	Net increase (decrease) in net assets resulting from operations	$4,906,994

	* Refer to Note 2 for expenses subject to future reimbursement by the Fund.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from January 1, 2023 to June 30, 2023 (Unaudited)	For the fiscal year ended December 31, 2022

Increase (Decrease) in Net Assets:

	Net investment income	$1,275,991	$2,932,025
	Net realized gain (loss) on investments	(1,325,348)	(468,291)
	Net realized gain (loss) on futures contracts	294,492	2,485,248
	Change in unrealized appreciation (depreciation) on investments	5,042,738	(24,569,539)
	Change in unrealized appreciation (depreciation) on futures contracts	(380,879)	389,076

	Net increase (decrease) in net assets resulting from operations	4,906,994	(19,231,481)

Dividends to Common
Shareholders From	Class A	(978,636)	(2,831,926)
Net Investment Income:	Class P	(276,048)	(362,628)

		(1,254,684)	(3,194,554)

Share
Transactions-net:	Class A	(2,628,493)	(7,797,713)
	Class P	471,068	18,650,842

		(2,157,425)	10,853,129

Net Assets:

	Net increase (decrease) in net assets applicable to common shareholders	1,494,885	(11,572,906)

	Net assets at the beginning of the period/year	74,961,839	86,534,745

	Net assets at the end of the period/year	$76,456,724	$74,961,839

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

		For the period from January 1, 2023 to December 31, 2023 (Unaudited)
Increase (Decrease) in Cash

Cash Provided by Operations:	Net increase (decrease) in net assets from operations Adjusted by:	$4,906,994
	Purchases of portfolio securities	(2,514,580)

	Proceeds from sale of portfolio securities	10,933,936

	Calls and paydowns of portfolio securities	1,466,569

	Net realized loss on investments	1,325,348

	Change in unrealized (appreciation) depreciation on investments	(5,042,738)

	Change in unrealized (appreciation) depreciation on futures contracts	380,879

	Accretion of discounts on investments	(43,773)

	Amortization of premiums on investments	334,810

	Decrease in interest receivable	192,003

	Increase in prepaid expenses and other assets	(32,697)

	Increase in receivable for operating expenses to be reimbursed	(155,927)

	Decrease in interest and leverage expenses payable	(4,373)

	Increase in directors fee payable	1,877

	Decrease in investment advisory fees payable	(5,926)

	Decrease in administration fees payable	(1,778)

	Increase in accrued expenses and other liabilities	82,639

	Total cash provided by operations	11,823,263

Cash Used in	Line of credit proceeds	9,000,000

Financing Activities:	Line of credit repayments	(18,500,000)

	Proceeds from shares sold	757,856

	Dividends to common shareholders paid in cash	(792,838)

	Payment for redemption of common shares	(3,377,127)

	Increase in redemption payable	(1,313)

	Total cash used in financing activities	(12,913,422)

Cash:	Net increase (decrease) in cash and restricted cash for the period	(1,090,159)

	Cash and restricted cash at the beginning of the period	1,543,343

	Cash and restricted cash at the end of the period	$453,184

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$454,868

	Non-cash activities-dividends reinvested by common shareholders	$461,846

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, open-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund’s offerings of securities are registered under the Securities Act of 1933, as amended. The Fund was incorporated on September 27, 2012, and commenced operations on January 18, 2013.

The Fund is divided into a Puerto Rico taxable securities portion and a U.S. portion (consisting primarily of United States municipal securities). UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”) and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the sub-investment adviser (the “Sub-Adviser”) managing the U.S. portion. UBSTC is also the Fund’s Administrator (the “Administrator”) and the Transfer Agent (the “Transfer Agent”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined daily by the Administrator after the close of trading on the New York Stock Exchange (NYSE), or if such day is not a business day in New York or Puerto Rico, on the next succeeding business day. The NAV per share is computed by dividing the total assets of the Fund less its liabilities, by the total number of shares outstanding.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board of Directors on a regular basis. At June 30, 2023, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Taxable Obligations: Prices for these securities are obtained from third-party service providers. Third-party service providers use a pricing methodology based on observable market inputs. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments. This note is classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

U.S. Municipal Obligations: The fair value of U.S. municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the portfolio by inputs used as of June 30, 2023, in valuing the Fund’s investments carried at fair value:

	Investments in Securities and Futures Contracts
	Level 1	Level 2	Level 3	Balance 6/30/2023
Puerto Rico Taxable Obligations	$-	$10,075,607	$-	$10,075,607
Puerto Rico FNMA Taxable	-	5,475,735	-	5,475,735
US Municipals	-	72,193,401	-	72,193,401

Subtotal	$-	$87,744,743	$-	$87,744,743

Futures Contracts*	(37,972)	-	-	(37,972)

Total	$(37,972)	$87,744,743	$-	$87,706,771

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin payable, while the remaining amount is presented as due to broker.

There were no Level 3 securities during the period from January 1, 2023 to June 30, 2023.

There were no transfers into or out of Level 3 during the period from January 1, 2023 to June 30, 2023.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% of the dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% of the dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of the dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. When United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) domestic corporations) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund

Income Taxes (Accounting Standards Codification 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from January 1, 2023 to June 30, 2023, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the statement of cash flows:

6/30/2023
Cash	$327,024
Cash restricted for future contracts	126,160

Total cash and restricted cash shown in the statement of cash flows	$453,184

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis. Distributions on shares will be reinvested at the NAV per share determined on the ex-dividend date.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Upon entering into a financial futures contract, the Fund is required to pledge to a Futures Commission Merchant (“FCM”), an amount per contract as determined by an exchange of cash, U.S. government securities, or other assets, otherwise known as “initial margin”. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the price of the futures contract. The Fund recognizes an unrealized gain or loss equal to the aggregate daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts reflect expectations of projected reference instrument or index price levels, and not necessarily current market levels, circumstances may result in discrepancies between changes in the price of the futures contract and the movement in the reference instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from, among other things, changing assumptions regarding the financing cost of the underlying instrument or index, changing assumptions regarding the implied volatility of the underlying index or instrument, and / or changing assumptions regarding the ease of sourcing the instrument or index for eventual delivery into the futures contract.

The Fund utilizes U.S. treasury futures contracts that are traded at the Chicago Mercantile Exchange (CME), a registered futures exchange. By investing in futures contracts, the Investment Adviser seeks to alter the interest rate sensitivity, also known as duration, of the Fund. The relationship between interest rates on the underlying assets of the Fund and on the value of futures contracts may or may not remain constant. As a result, the use of futures may or may not alter the interest rate sensitivity of the Fund as expected by the Investment Advisor, and may result in unexpected gains or losses.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There are no securities sold under repurchase agreements outstanding as of June 30, 2023.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from January 1, 2023 to June 30, 2023, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from January 1, 2023 to June 30, 2023, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Interest and dividend income is accrued on a daily basis, except when collection is not expected.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions with Affiliates

Advisory Fees:

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average daily gross assets (including assets purchased with the

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

proceeds of leverage). For the period from January 1, 2023 to June 30, 2023, investment advisory fees amounted to $350,251. The Investment Advisor voluntarily waived investment advisory fees in the amount of $116,750, for a net fee of $233,501. The investment advisory fees payable amounted to $36,893 as of June 30, 2023.

Sub-Advisory Fees:

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund. The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management (the “Sub-Adviser”) on behalf of the Fund. Pursuant to the Sub-Advisory Agreement, and under the supervision of the Investment Adviser and the Board of Directors, the Sub-Adviser will be responsible for the day-to-day investment of primarily U.S. municipal securities. The Investment Adviser will pay the Sub-Adviser an annual fee not to exceed 0.25% of the average daily gross assets.

Administration, Custodian and Transfer Agent Fees:

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC as Custodian has engaged JP Morgan to act as the sub-custodian for the Fund. The UBSTC as Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agency Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing for services to the Fund up to a maximum amount of 0.05% of the Fund’s average net assets, payable monthly. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. For the period from January 1, 2023 to June 30, 2023, the gross fee for administration services amounted to $70,050. The administrative, custody, and transfer agent fees payable amounted to $11,068 as of June 30, 2023.

Expense Limitation and Reimbursement Agreement:

UBSTC and the Fund have entered into an agreement whereby UBSTC agrees to reduce its compensation as set forth in the Investment Advisory Agreement and to assume all or a portion of the ordinary operating expenses of the Fund, including but not limited to shareholder services, custodian and transfer agency fees, legal, regulatory, and accounting fees, printing costs and registration fees (“Other Expenses”), subject to future reimbursement by the Fund, in order to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s daily gross assets per annum with respect to both Class A and Class P Shares, as set forth in the Prospectus. The Fund will reimburse UBSTC for reduced compensation and/or Other Expenses paid by UBSTC when net total expenses for the Fund fall below 1.00% for the annual period, provided that such reimbursement is made within three years after UBSTC reduced compensation and/or paid the expenses and does not cause annual operating expenses to exceed 1.00%. The agreement is effective through June 30, 2024, and may be renewed for successive one-year periods. The agreement may be terminated upon 30 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For Class A, the excess expenses potentially reimbursable to UBSTC at June 30, 2023, amounted to $467,611, of which $120,722 expires at December 31, 2026, $128,660 expires at December 31, 2025, and $218,229 expires at December 31, 2024. For Class P, the excess expenses potentially reimbursable to UBSTC at June 30, 2023, amounted to $61,042, of which $21,065 expires at December 31, 2026, and $25,837 expires at December 31, 2025.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Distribution and Service Fees:

UBS Financial Services, Inc. (“UBSFS”) serves as distributor (“Distributor”) of the shares of common stock of the Fund. Pursuant to a Distribution Plan, the Class A shares of the Fund are authorized to pay the Distributor as compensation for its services a monthly distribution and service fee at an annual rate of 0.25% of the daily net assets of the Fund, which excludes the proceeds of leverage.

As of May 11, 2022, the distribution and/or service plan, which was previously in effect, was terminated.

Director Fees:

Certain Fund officers and directors are also officers and directors of UBSTC. The six independent directors of the Fund’s Board of Directors are paid based upon an agreed fee up to $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the period from January 1, 2023 to June 30, 2023, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,171. The Directors fees payable amounted to $9,377 as of June 30, 2023.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Effective as of April 1, 2022, the Fund began issuing Class P Shares. Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses.

Also, effective as of April 1, 2022, Class A Shares are no longer being offered except as part of the Fund’s dividend reinvestment plan or in exchange for Class A Shares of certain affiliated funds.

Capital share transactions for the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022 for Class A and Class P were as follows:

Class A:

Common Shares	2023	2022
Reinvestment of dividends	$229,082	$625,866
Shares redeemed	(2,857,575)	(8,423,579)

	$(2,628,493)	$(7,797,713)

Class P:

Common Shares	2023	2022
Shares sold	$757,856	$19,257,182
Reinvestment of dividends	232,764	328,452
Shares redeemed	(519,552)	(934,792)

	$471,068	$18,650,842

Transactions in common shares for the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022 for Class A and Class P were as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Class A:

Common shares	2023	2022
Beginning common shares	6,505,502	7,271,491
Reinvestment of dividends	24,277	61,970
Shares redeemed	(301,502)	(827,959)

Ending common shares	6,228,277	6,505,502

Class P:

Common shares	2023	2022
Beginning common shares	1,913,283	-
Shares sold	85,501	1,981,883
Reinvestment of dividends	26,259	37,114
Shares redeemed	(58,329)	(105,714)

Ending common shares	1,966,714	1,913,283

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $2,514,580 and the proceeds for the sale of U.S. obligations securities was $10,931,911 for the period from January 1, 2023 to June 30, 2023. Proceeds from calls of U.S. obligations securities was $1,005,949 and proceeds from calls and paydowns of Puerto Rico securities was $460,620 for a total of $1,466,569 for the period from January 1, 2023 to June 30, 2023.

5.	Futures Contracts

The Fund engaged in the following transactions during the period from January 1, 2023 to June 30, 2023 related to futures contracts:

	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at beginning of the year	71	$9,819,192	$342,907	$106,500	$-
Purchases	68	9,165,153
Sales	(122)	(16,705,535)

Balance at end of the year*	17	$2,278,810	$(37,972)	$-	$20,441

* As of June 30, 2023, the Fund had 17 Ultra Long Term U.S. Treasury Bond futures contracts that expire on September 20, 2023.

The daily average underlying notional amount of futures contracts during the period from January 1, 2023 to June 30, 2023 amounted to $3,458,847.

At June 30, 2023, cash amounting to $126,160 was pledged as collateral for futures contracts.

The following tables present the effect of futures contracts on the Statement of Operations for the period from January 1, 2023 to June 30, 2023:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

 Amount of realized gain (loss) on futures contracts recognized in income:

Derivative Contract	Realized Gain (Loss)
Ultra Long Term U.S. Treasury Bond Futures	$294,492

 Amount of change in unrealized appreciation (depreciation) on futures contracts recognized in income:

Derivative Contract	Unrealized Appreciation (Depreciation)
Ultra Long Term U.S. Treasury Bond Futures	$(380,879)

6.	Line of Credit

Effective on August 5, 2015, the Fund granted Societe Generale, a French multinational banking and financial services company with headquarters in Paris, a security interest pursuant to the Credit Agreement between the Fund and Societe Generale (the “Credit” Agreement”). The Fund agrees to provide and at all times maintain adequate margin in the account pursuant to the terms and conditions of the Credit Agreement. Upon notice from Societe Generale that the value of the pledged assets is less than the margin required by Societe Generale under the Credit Agreement, the Fund shall deposit in the account additional property acceptable to Societe Generale with a value sufficient to remedy such deficiency. For the period from January 1, 2023 to June 30, 2023, the Fund had a line of credit amounting to $35,000,000. The related debt outstanding at June 30, 2023 was $12,800,000. The amount of unused line of credit, subject to the Credit Agreement, at June 30, 2023 was $22,200,000 and related information is as follows:

Weighted average interest rate at end of the period	6.03%

Maximum aggregate balance outstanding at any time of the period	$23,300,000

Average balance outstanding during the period	$15,903,315

Average interest rate during the period	5.62%

During the period from January 1, 2023 to June 30, 2023, interest rates on the line of credit ranged from 5.26% to 6.04%.

At June 30, 2023, investment securities amounting to $39,465,774 were pledged as collateral for the line of credit. Interest payable on the line of credit with Societe Generale amounted to $2,144 at June 30, 2023.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At June 30, 2023, the Fund had investments with an aggregate fair value of approximately $10,075,607, which were issued by corporate entities located in the Commonwealth of Puerto Rico and are not guaranteed by the Puerto Rico Government, the U.S. Government or any of its subdivisions. Also, at June 30, 2023,

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

the Fund had investments with an aggregate fair value amounting to $72,193,401, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers. In addition, up to 80% of its total assets will be invested primarily in United States municipal securities.

As a fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, or issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, including to finance redemptions. The 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

As its investment policy, under normal conditions at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization, or which are determined by the Fund’s Investment Adviser or Sub-Adviser to be of comparable credit quality.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period from January 1, 2023 to June 30, 2023, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$95,938,278

Gross appreciation	266,555

Gross depreciation	(8,498,062)

Net appreciation (depreciation)	$(8,231,507)

The Fund’s policy is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022, the Fund had distributed from ordinary income $1,254,684 and $3,194,554 for tax purposes, respectively. The undistributed net investment income at June 30, 2023, and December 31, 2022, was as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

2023:

Undistributed net investment income for tax purposes at the beginning of the period	$2,469,844
Net investment income for tax purposes	1,275,991
Dividends paid to common shareholders - Class A and Class P	(1,254,684)

Undistributed net investment income for tax purposes at the end of the period	$2,491,151

2022:

Undistributed net investment income for tax purposes at the beginning of the period	$2,732,373
Net investment income for tax purposes	2,932,025
Dividends paid to common shareholders - Class A and Class P	(3,194,554)

Undistributed net investment income for tax purposes at the end of the period	$2,469,844

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2023 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$2,491,151
Accumulated net realized gain from investment	1,906,565
Unrealized net appreciation (depreciation) from investment	(8,231,507)

Total Distributable Earnings	$(3,833,791)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States, Puerto Rico or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

An investment in shares of the Fund is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s NAV, in particular, also might affect the price of the shares. The unique characteristics of certain types of securities may also make them more sensitive to changes in interest rates.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Market Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Sub-Adviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs and, if it does, the Fund’s NAV may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after floating-rate tranches are paid (an inverse floater). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Leverage Risk. The Fund borrows money from banks to buy securities and pledges its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Sub-Adviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand, and the shareholders on the other hand.

Puerto Rico Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s NAV and cash flow may fluctuate due to market conditions affecting these securities. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the NAV of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonable expects cannot be sold or disposed of in current market conditions in seven calendar days or less, without the dispositions significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivatives instruments depends upon the Investment Adviser’s or Sub-Adviser’s ability to predict movements of the overall securities and interest rate markets. There can be no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics.

Derivatives Risk. The Fund’s use of derivatives increases the Fund’s exposure to the following risks:

§	Volatility Risk — A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

§	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

§

Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

§	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

§

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

§

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

The SEC has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.	Subsequent Events

Events and transactions from July 1, 2023 through August 28, 2023 (the date the semi-annual reports were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Class A Dividends:

On July 3, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02516 per common share, totaling $156,703 and payable on July 10, 2023, to common shareholders of record as of June 30, 2023.

On August 1, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02516 per common share, totaling $156,428 and payable on August 10, 2023, to common shareholders of record as of July 31, 2023.

Class P Dividends:

On July 3, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02366 per common share, totaling $46,532 and payable on July 10, 2023, to common shareholders of record as of June 30, 2023.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

On August 1, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02366 per common share, totaling $46,861 and payable on August 10, 2023, to common shareholders of record as of July 31, 2023.

OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders (the “Annual Meeting”) was originally convened on June 29, 2023 and was subsequently adjourned to July 7, 2023, to provide the Fund with additional time to solicit proxies from its shareholders to achieve quorum at the Annual Meeting. The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos Ubiñas, Carlos Nido, Clotilde Pérez, Agustin Cabrer, and Luis Pellot to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2024, 2025, 2025, 2026, and 2026, respectively, or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Ubiñas	6,955,543	1,256,117
Carlos Nido	7,097,572	1,114,088
Clotilde Pérez	7,083,943	1,127,717
Agustin Cabrer	7,097,572	1,114,088
Luis Pellot	6,955,543	1,256,117

1

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one-half year period shown and held for the entire period (January 1, 2023, to June 30, 2023).

The table below illustrates the Fund’s costs in two ways.

●

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Funds’ actual return — the account values shown do not apply to your specific investment.

CLASS A	Beginning Account Value 01/01/2023	Ending Account Value 06/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000.00	$1,065.80	1.54%	7.98
Hypothetical 5% Return	$1,000.00	$1,017.35	1.54%	$7.70

* Expenses are equal to the Fund’s six months expense ratio multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

CLASS P	Beginning Account Value 01/01/2023	Ending Account Value 06/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000.00	$1,065.40	1.56%	8.08
Hypothetical 5% Return	$1,000.00	$1,017.25	1.56%	$7.80

* Expenses are equal to the Fund’s six months expense ratio multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

2

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SE’C s website at http://www.sec.gov. Additionally, the quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

3

Statement Regarding Availability of Proxy Voting Policies and Procedures and Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

4

Statement Regarding Basis for Approval of Investment Advisory Contract and Investment Sub-Advisory Agreement

The Board of the Fund met on May 11, 2023 (the “Meeting”) to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”), as well as the Investment Sub-Advisory Agreement (collectively with the Investment Advisory Contract, the “Advisory Agreements”) by and between UBS Asset Managers of Puerto Rico and Nuveen Asset Management, LLC (the Sub-Adviser, taken together with the Investment Adviser, the “Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective(s). The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund and additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory

5

requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund, monitoring the liquidity of the portfolios, providing compliance training for personnel and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a Broadridge Peer Group). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Advisers to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management and sub-advisory fee rates (together the “management fee rates”), the Board considered the Investment Advisers’ rationale for proposing the management fee rates of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Advisers to keep expenses to certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years, if applicable; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated

6

financial statements of the Investment Adviser for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2022 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception, or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of management fee rates paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

7

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INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper (Puerto Rico) LLC

Ochoa Building, Suite 401

500 Calle de la Tanca

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

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U.S. MONTHLY INCOME FUND

FOR PUERTO RICO RESIDENTS, INC.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the U.S. Monthly Income Fund for Puerto Rico Residents, Inc.’s (the “Fund” or the “Registrant”) Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 6, 2023

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	September 6, 2023